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                                                                   EXHIBIT 10.11

                               AMENDMENT NO. 1 TO
                      REGISTRATION RIGHTS AGREEMENT AMONG
                      NITINOL MEDICAL TECHNOLOGIES, INC.,
                   WHITNEY SUBORDINATED DEBT FUND, L.P., AND
                     J.H. WHITNEY & CO. AS OF JULY 8, 1998

     This Amendment No. 1 to the Registration Rights Agreement (the "Amendment No. 1") dated as of March 30, 1999 is entered into between Nitinol Medical Technologies, Inc., a Delaware corporation (the "Company"), Whitney Subordinated Debt Fund, L.P., a Delaware limited partnership ("WSDF") and J.H. Whitney & Co. ("Whitney").

     WHEREAS, the Company, WSDF and Whitney have entered into a Registration Rights Agreement dated as of July 8, 1998 (the "Registration Rights Agreement") in connection with the issuance by the Company of 561,207 shares of common stock of the Company, par value $.001 per share (the "Common Stock"), to WSDF and 113,793 shares of the Common Stock to Whitney.

     NOW THEREFORE, the parties hereto agree as follows:

     1.   Amendment to Section 4(a).
          -------------------------

          The first sentence of Section 4(a) of the Agreement is hereby amended in its entirety to read as follows:

          "If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account or for the account of any of its stockholders pursuant to a registration filed pursuant to Section 3 of that certain Registration Rights Agreement of even date herewith among the Company and the individuals and entities listed on Schedule A thereto, of any class of security (other than a registration statement on Form S-4 or S-8 (or any successor form thereto)) under the Act, then the Company shall give written notice of such proposed filing to each of the Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the Securities or blue sky laws is intended) and offer such Holders the opportunity to register the number of Registerable Securities as each such Holder may request."

     2.   Miscellaneous.
          -------------

          (a) Governing Law.  This Amendment No. 1 shall be governed by and
              -------------
construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof.

          (b) Remaining Agreement.  Except as amended hereby, the Registration
              -------------------
Rights Agreement shall remain in full force and effect in all respects.


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          (c) Counterparts; Effectiveness.  This Amendment No. 1 may be signed
              ---------------------------
in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first written above.


                              NITINOL:

                              NITINOL MEDICAL TECHNOLOGIES, INC.


                              By: /s/ William J. Knight
                                 --------------------------------------------
                                 William J. Knight
                                 Vice President of Finance and Administration
                                 and Chief Financial Officer


                              WHITNEY SUBORDINATED DEBT FUND


                              By:  Jeffrey R. Jay
                                 --------------------------------------------
                                 Name:  Jeffrey R. Jay
                                 Title: A General Partner


                              J.H. WHITNEY & CO.


                              By:  Jeffrey R. Jay
                                 --------------------------------------------
                                 Name:   Jeffrey R. Jay
                                 Title:  A General Partner

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